UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PREFERRED APARTMENT COMMUNITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.
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3284 Northside Parkway NW, 2nd Floor
Atlanta, Georgia 30327
ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS
The following updated notice relates to the proxy statement of Preferred Apartment Communities, Inc. (“we,” “our,” “us” or the “Company”), dated March 17, 2020 for the Annual Meeting of Stockholders to be held on May 7, 2020 (the “Annual Meeting”). This updated notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 15, 2020. Stockholders should read this updated notice in conjunction with the proxy statement.
Due to the coronavirus (COVID-19) pandemic and to support the health and well-being of our employees, stockholders and community, we have changed the Annual Meeting to a strictly virtual meeting so that you can only access the Annual Meeting by remote communication. We expect to resume in-person or hybrid annual meetings beginning with our 2021 annual meeting.
UPDATED NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE……………	9:00 a.m. (Eastern Time) on May 7, 2020
PLACE………………………..
The Annual Meeting will be a virtual meeting. To access the virtual meeting, stockholders should visit: https://www.virtualshareholdermeeting.com/APTS2020.
To login to the virtual meeting, you will be required to have your 16-digit control number.

ITEMS OF BUSINESS……….
1) To elect eight directors to serve until the annual meeting of stockholders in 2021.
2) To approve the Articles of Amendment to the Company's charter.
3) To conduct an advisory vote on named executive officer compensation.
4) To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for 2020.
5) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE……………...	In order to vote, you must have been a stockholder at the close of business on March 13, 2020.
ADMISSION TO THE MEETING……………….........	Only stockholders of the Company and its invited guests may attend the meeting.
PROXY VOTING…………….
As described in the proxy statement for the Annual Meeting, you are entitled to vote at the Annual Meeting if you were a stockholder as of the close of business on March 13, 2020, or hold a legal proxy for the meeting provided by your bank, broker or nominee. The proxy card or voting instruction form included in any hard copies of the proxy materials will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you were a stockholder as of the close of business on March 13, 2020 and have your 16-digit control number, you may participate in and vote your shares at the Annual Meeting by following the instructions available on the meeting website. The control number can be found on your proxy card or notice.

Any proxy may be revoked by you at any time prior to its exercise at the Annual Meeting.

By Orders of the Board of Directors
Jeffrey R. Sprain
General Counsel and Secretary
April 15, 2020

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